 State of Maryland                   [LOGO]                    Martin O'Malley
 Department of                                                        Governor
 Assessments and Taxation
                                                          C.John Sullivan, Jr.
 Charter Division                                                     Director

                                                              Paul B. Anderson
                                                                 Administrator

                                          Date: 11/06/2007

CORPORATION SERVICE COMPANY
STE 1660
7 ST. PAUL STREET
BALTIMORE                     MD 21202

THIS LETTER IS TO CONFIRM ACCEPTANCE OF THE FOLLOWING FILING:

ENTITY NAME       :   BNY HAMILTON FUNDS, INC.
DEPARTMENT ID     :   D03424405
TYPE OF REQUEST   :   ARTICLES SUPPLEMENTARY
DATE FILED        :   11-02-2007
TIME FILED        :   12:08 PM
RECORDING FEE     :   $100.00
ORG. & CAP FEE    :   $100.00
EXPEDITED FEE     :   $70.00
COPY FEE          :   $29.00
FILING NUMBER     :   1000361995522210
CUSTOMER ID       :   0002043478
WORK ORDER NUMBER :   0001486516

PLEASE VERIFY THE INFORMATION CONTAINED IN THIS LETTER. NOTIFY THIS DEPARTMENT IN WRITING IF ANY INFORMATION IS INCORRECT. INCLUDE THE CUSTOMER ID AND THE WORK ORDER NUMBER ON ANY INQUIRIES.

Charter Division
Baltimore Metro Area (410) 767-1350
Outside Metro Area (888) 246-5941

  301 West Preston Street-Room 801-Baltimore, Maryland 21201-2395    0004897099
    Telephone (410)767-4950/Toll free in Maryland (888)246-5941
     MRS (Maryland Relay Service) (800)735-2258 TT/Voice- Fax        CACCPT
                           (410)333-7097

ENTITY TYPE:      ORDINARY BUSINESS - STOCK
STOCK:            Y
CLOSE:            N
EFFECTIVE DATE:   11-02-2007
PRINCIPAL OFFICE: 300 E LOMBARD ST
                  BALTIMORE                     MD 21202
RESIDENT AGENT:   THE CORPORATION TRUST INCORPORATED
                  300 E LOMBARD ST
                  BALTIMORE                     MD 21202

                           BNY HAMILTON FUNDS, INC.

                            ARTICLES SUPPLEMENTARY

   BNY Hamilton Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: Immediately prior to the filing of these Articles Supplementary
(i) the Corporation was authorized to issue ninety-two billion eight hundred million (92,800,000,000) shares of capital stock designated as Common Stock and having a par value of one tenth of one cent ($.001) per share for an aggregate par value of ninety-two million eight hundred thousand dollars ($92,800,000), and (ii) the authorized shares of Common Stock were previously classified by the Board of Directors and were allocated among the Corporation's twenty-three series as follows:

BNY Hamilton Enhanced Income Fund
   Institutional Class..........................................    400,000,000
   Class A Shares...............................................    800,000,000
BNY Hamilton Large Cap Equity Fund
   Institutional Class..........................................    200,000,000
   Class A Shares...............................................    400,000,000
BNY Hamilton Intermediate Government Fund
   Institutional Class..........................................    200,000,000
   Class A Shares...............................................    400,000,000
BNY Hamilton Intermediate New York Tax-Exempt Fund
   Institutional Class..........................................    200,000,000
   Class A Shares...............................................    400,000,000
BNY Hamilton Money Fund
   Institutional Class..........................................  3,000,000,000
   Hamilton Class............................................... 10,000,000,000
   Agency Class.................................................  3,000,000,000
   Premier Class................................................  7,000,000,000
   Classic Class................................................  3,000,000,000
   Retail Class.................................................  3,000,000,000

                               STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 9 page document on file in this office. DATED: 11-6-07.

                 STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY: /s/ Illegibile, Custodian
This stamp replaces our previous certification system. Effective: 6/95

BNY Hamilton Treasury Money Fund
   Institutional Class........................................... 3,000,000,000
   Hamilton Class................................................ 2,000,000,000
   Agency Class.................................................. 3,000,000,000
   Premier Class................................................. 3,000,000,000
   Classic Class................................................. 2,000,000,000
   Retail Class.................................................. 3,000,000,000
BNY 100% U.S. Treasury Securities Money Fund
   Institutional Class........................................... 2,000,000,000
   Hamilton Class................................................ 2,000,000,000
   Agency Class.................................................. 2,000,000,000
   Premier Class................................................. 2,000,000,000
   Classic Class................................................. 2,000,000,000
BNY Hamilton U.S. Government Money Fund
   Institutional Class........................................... 2,000,000,000
   Hamilton Class................................................ 2,000,000,000
   Agency Class.................................................. 2,000,000,000
   Premier Class................................................. 2,000,000,000
   Classic Class................................................. 2,000,000,000
BNY Hamilton Tax-Exempt Money Fund
   Institutional Class........................................... 2,000,000,000
   Hamilton Class................................................ 2,000,000,000
   Agency Class.................................................. 2,000,000,000
   Premier Class................................................. 2,000,000,000
   Classic Class................................................. 2,000,000,000
   Retail Class.................................................. 2,000,000,000
BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Class................................................ 2,000,000,000
   Premier Class................................................. 2,000,000,000
   Classic Class................................................. 2,000,000,000
BNY Hamilton Large Cap Growth Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   400,000,000

BNY Hamilton Small Cap Growth Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton International Equity Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton Global Real Estate Securities Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 200,000,000
BNY Hamilton Core Bond Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton Large Cap Value Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton S&P 500 Index Fund
   Institutional Class............................................. 200,000,000
   Investor Class.................................................. 200,000,000
BNY Hamilton U.S. Bond Market Index Fund
   Institutional Class............................................. 200,000,000
   Investor Class.................................................. 200,000,000
BNY Hamilton Multi-Cap Equity Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton High Yield Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000

BNY Hamilton Small Cap Core Equity Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton Municipal Enhanced Yield Fund
   Institutional Class............................................. 200,000,000

and there are no remaining authorized, but undesignated, shares of Common Stock.

   SECOND: Acting pursuant to authority granted to the Board of Directors in Article FIFTH of the Corporation's Articles of Incorporation, as amended, and section 2-105(c) of the Maryland General Corporation Law to increase or decrease the aggregate number of shares of the Corporation's Common Stock and of each series thereof, the Board of Directors has (i) increased the number of shares of Common Stock, par value of one tenth of one cent ($.001) per share, that the Corporation has the authority to issue by five billion
(5,000,000,000) shares, from 92,800,000,000 to 97,800,000,000 shares, and
(ii) increased the number of shares designated as shares of the "Institutional" class of the BNY Hamilton Money Fund series by five billion
(5,000,000,000) shares. The twenty-three (23) series of Common Stock of the Corporation and the classes of shares thereof shall consist, until further changed, of the number of shares allocated to such series and classes thereof by the Board of Directors as set forth below, with the result that the authorized shares of Common Stock are now allocated as follows:

BNY Hamilton Enhanced Income Fund
   Institutional Class............................................. 400,000,000
   Class A Shares.................................................. 800,000,000
BNY Hamilton Large Cap Equity Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton Intermediate Government Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000

BNY Hamilton Intermediate New York Tax-Exempt Fund
   Institutional Class..........................................    200,000,000
   Class A Shares...............................................    400,000,000
BNY Hamilton Money Fund
   Institutional Class..........................................  8,000,000,000
   Hamilton Class............................................... 10,000,000,000
   Agency Class.................................................  3,000,000,000
   Premier Class................................................  7,000,000,000
   Classic Class................................................  3,000,000,000
   Retail Class.................................................  3,000,000,000
BNY Hamilton Treasury Money Fund
   Institutional Class..........................................  3,000,000,000
   Hamilton Class...............................................  2,000,000,000
   Agency Class.................................................  3,000,000,000
   Premier Class................................................  3,000,000,000
   Classic Class................................................  2,000,000,000
   Retail Class.................................................  3,000,000,000
BNY 100% U.S. Treasury Securities Money Fund
   Institutional Class..........................................  2,000,000,000
   Hamilton Class...............................................  2,000,000,000
   Agency Class.................................................  2,000,000,000
   Premier Class................................................  2,000,000,000
   Classic Class................................................  2,000,000,000
BNY Hamilton U.S. Government Money Fund
   Institutional Class..........................................  2,000,000,000
   Hamilton Class...............................................  2,000,000,000
   Agency Class.................................................  2,000,000,000
   Premier Class................................................  2,000,000,000
   Classic Class................................................  2,000,000,000
BNY Hamilton Tax-Exempt Money Fund
   Institutional Class..........................................  2,000,000,000
   Hamilton Class...............................................  2,000,000,000
   Agency Class.................................................  2,000,000,000
   Premier Class................................................  2,000,000,000

   Classic Class................................................. 2,000,000,000
   Retail Class.................................................. 2,000,000,000
BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Class................................................ 2,000,000,000
   Premier Class................................................. 2,000,000,000
   Classic Class................................................. 2,000,000,000
BNY Hamilton Large Cap Growth Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   400,000,000
BNY Hamilton Small Cap Growth Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   400,000,000
BNY Hamilton International Equity Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   400,000,000
BNY Hamilton Global Real Estate Securities Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
BNY Hamilton Core Bond Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   400,000,000
BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   400,000,000
BNY Hamilton Large Cap Value Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   400,000,000
BNY Hamilton S&P 500 Index Fund
   Institutional Class...........................................   200,000,000
   Investor Class................................................   200,000,000

BNY Hamilton U.S. Bond Market Index Fund
   Institutional Class............................................. 200,000,000
   Investor Class.................................................. 200,000,000
BNY Hamilton Multi-Cap Equity Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton High Yield Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton Small Cap Core Equity Fund
   Institutional Class............................................. 200,000,000
   Class A Shares.................................................. 400,000,000
BNY Hamilton Municipal Enhanced Yield Fund
   Institutional Class............................................. 200,000,000

and there are no remaining authorized, but undesignated, shares of Common Stock.

   THIRD: The terms of the shares of each series, and classes thereof, designated above are as set forth in the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on May 1,1992, as amended by Articles of Amendment, dated June 29,1992, January 22,1997, May 22, 2002, January 26,2004, January 7, 2005 and
August 16,2005 and supplemented by Articles Supplementary, dated June 29,1994, August 15,1995, January 22,1997, April 30,1999, September 20,1999, February 17,2000, February 27,2001, April 4,2001, November 14,2001, March 26,2002, May
22, 2002, February 25,2003, January 26, 2004, January 7,2005, April 15,2005,
September 28,2005, September 28,2006, November 15,2006, and February 14,2007.

   FOURTH: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940.

   FIFTH: After giving effect to the foregoing, the total number of shares of capital stock that the Corporation has authority to issue is ninety-seven billion eight hundred million (97,800,000,000) shares, par value one tenth of one cent ($.001) per share for an aggregate par value of ninety-seven million eight hundred thousand dollars ($97,800,000).

   IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested by its Secretary on November 1, 2007.

ATTEST:                                BNY HAMILTON FUNDS, INC.

By:    /s/ Jennifer English            By: /s/ Joseph Murphy
       ------------------------------      ------------------------------------
Name:  Jennifer English                    Name:  Joseph Murphy
Title: Secretary                           Title: President

   THE UNDERSIGNED, Joseph Murphy of BNY Hamilton Funds, Inc., who executed on behalf of the Corporation Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties for perjury.

                                            /s/ Joseph Murphy
                                            ------------------------------------
                                            Name: Joseph Murphy

                                                     CUST ID:0002043478
                                                     WORK ORDER:0001486516
                                                     DATE: 11-06-2007 08:53 AM
                                                     AMT. PAID: $299.00

                       CORPORATE CHARTER APPROVAL SHEET
               **EXPEDITED SERVICE**   ** KEEP WITH DOCUMENT **

DOCUMENT CODE  16       BUSINESS CODE______       Affix Barcode Label Here

# D03424405

Close______ Stock______ Nonstock______

P.A: ______ Religious ______

Merging (Transferor) _____________________

___________________________________________       Affix Barcode Label Here

___________________________________________

___________________________________________

Surviving (Transferee) ____________________

___________________________________________

___________________________________________       New Name _________________________

___________________________________________       __________________________________

                                                  __________________________________

                               FEES REMITTED
    Base Fee:                       100        [_]Change of Name
                               --------------
    Org. & Cap. Fee:                100        [_]Change of Principal Office
                               --------------
    Expedite Fee:                   70         [_]Change of Resident Agent
                               --------------
    Penalty:                                   [_]Change of Resident Agent Address
                               --------------
    State Recordation Tax:                     [_]Resignation of Resident Agent
                               --------------
    State Transfer Tax:                        [_]Designation of Resident Agent
                                                  and Resident Agent's Address
                               --------------
                                               [_]Change of Business Code
1   Certified Copies
    Copy Fee:                       29
                                               -----------------------------------
__  Certificates
    Certificate of
    Status Fee:
                               --------------
                                               [_]Adoption of Assumed Name
    Personal Property Filings:
                               --------------  -----------------------------------
    Mail Processing Fee:
                               --------------  -----------------------------------
    Other:                                     (check mark) Other Change(s)
                               --------------
        TOTAL FEES:                 299        Illegible
                                               -----------------------------------
                                               -----------------------------------

                                                  Code 871

Credit Card ______ Check (check mark) Cash ______ Attention: _______________________________

1 Documents on 2 Checks                           Mail: Name and Address

Approved By:  10
                                                  ------------------------------------------

Keyed By: _________________________
                                                  ------------------------------------------

COMMENT(S):
                                                  ------------------------------------------

                                                  ------------------------------------------

                                      Stamp Work Order and Customer Number HERE

                                      CUST ID:0002043478
                                      WORK ORDER:0001486516
                                      DATE: 11-06-2007 08:53 AM
                                      AMT. PAID: $299.00